Dear Shareholder:

This Victory Portfolios prospectus is being revised to reflect a change in the expenses applicable to the Class A shares of the Established Value Fund and the Class A shares of the Small Company Opportunity Fund as described in the Fund’s Risk/Return Summary under the heading “Fund Expenses.”

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The Victory Portfolios

Value Fund
Stock Index Fund
Established Value Fund
Special Value Fund
Small Company Opportunity Fund
Large Cap Growth Fund

Supplement dated July 1, 2009
to the Prospectus dated March 1, 2009

1.	The following modifies the information on page 17 of the prospectus describing the operating expenses applicable to the Class A shares of the Established Value Fund.

Annual Fund Operating Expenses (deducted from Fund assets)	Class A
Management Fees	0.57%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.72%
Total Fund Operating Expenses[3]	1.29%[4]
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(3)
In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

(4)	Restated to reflect current expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$960	$1,242	$2,042

1.
VF-EQTY-SUPP1

2.	The following modifies the information on page 28 of the prospectus describing the operating expenses applicable to the Class A shares of the Small Company Opportunity Fund.

Annual Fund Operating Expenses (deducted from Fund assets)	Class A
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.80%
Acquired Fund Fees and Expenses[3]	0.03%
Total Fund Operating Expenses[4]	1.68%[5,6]
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(3)
Acquired fund fees are not fees and expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

(4)
In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

(5)	Restated to reflect current expenses.

(6)
Effective July 1, 2009, the Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A shares for any period during which this waiver or reimbursement is in effect do not exceed 1.48%. These voluntary waivers/reimbursements may be terminated at any time.

Please insert this supplement in the front of your Prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

2.
VF-EQTY-SUPP1